As of October 13, 2004

Exhibit 10.17

[Portions herein identified by ** have been omitted
pursuant to a request for confidential treatment and
have been filed separately with the Commission
pursuant to Rule 24b-2 of the Securities Exchange
Act of 1934, as amended]

WPT Enterprises, Inc.
Attn: Adam Pliska
1041 North Formosa Avenue
Suite 99
West Hollywood, CA 90046

Re:	“World Poker Tour” – Amendment Number 6 to Season 2 Agreement
[( Contract #: WPT002/COP/TRV/PL/SC/CG)]

Dear Ladies and Gentlemen:

     Reference is made to (i) that certain master agreement (the “Master Agreement”) dated as of August 22, 2003 between WPT ENTERPRISES, INC. f/k/a WORLD POKER TOUR, L.L.C. (“Producer”) and THE TRAVEL CHANNEL, L.L.C. (“TRV”); (ii) that certain agreement attached to the Master Agreement (the “Attachment”), dated as of August 22, 2003 between Producer and TRV in connection with the second season of the television production currently known as the “World Poker Tour” (the “Program”); (iii) that certain fully executed Amendment to Season 2 Agreement (the “First Amendment”), dated as of April 22, 2004; (iv) that certain fully executed Amendment Number 2 to Season 2 Agreement (the “Second Amendment”) dated as of May 10, 2004; (v) that certain fully executed Amendment Number 3 to Season 2 Agreement dated as of July 23, 2004 (“Third Amendment”); (vi) that certain fully executed Amendment Number 4 to Season 2 Agreement (the “Fourth Amendment”) dated as of June 25, 2004; and (vii) that certain fully executed Amendment 5 to Season 2 Agreement dated as of August 9, 2004 (the “Fifth Amendment”) . The Master Agreement and the Attachment, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment are collectively hereinafter referred to as the “Agreement”.

     Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. The parties hereby agree that the Agreement shall be supplemented and amended as follows:

1.	TRV hereby approves and Producer agrees to produce a two (2) hour Additional Series Episode entitled “Doyle Brunson’s North American Poker Championship” hereafter referred to as the “Doyle Brunson Additional Series Episode”. TRV further acknowledges that the Doyle Brunson Additional Series Episode shall be held at the Bellagio for Season 3 but may be held at an alternative location in the future, subject to TRV’s approval.

2.	In consideration for the performance by Producer of its obligations hereunder and under the Agreement in connection with the Doyle Brunson Additional Series Episode, TRV agrees to pay Producer, and Producer agrees to accept, a License Fee in the amount of ** in lieu of the standard ** License Fee solely; provided that, such reduction shall only apply in connection with the applicable License Fee payable in Season 3 for the Doyle Brunson Additional Series Episode. The License Fee will be paid by TRV to Producer in accordance with the terms of the Agreement, including, without limitation, a payment of ** within fourteen (14) days of the receipt of insurance policies required to be delivered as Program Materials. TRV acknowledges that the Licensee Fee for the Doyle Brunson Additional Series Episode shall automatically revert to the standard License Fee, including applicable seasonal increases, in connection with each Additional Series Order. For purposes of clarity, should TRV exercise an Option for the Season 4 Additional Series Order, the Licensee Fee payable in connection therewith shall be ** .

3.	The production and exploitation of the Doyle Brunson Addition Series Episode is in all respects subject to the terms of the Agreement as applicable to Additional Series Episodes, as the same may be amended from time to time, except as amended hereby, provided that TRV hereby approves the Production Schedule for the Doyle Brunson Additional Series Episode attached hereto as Exhibit A, the Payment Schedule for the Doyle Brunson Additional Series Episode attached hereto as Exhibit B, and the Production Budget for the Doyle Brunson Additional Series Episode attached hereto as Exhibit C.

4.	TRV hereby acknowledges that the first Season 3 Special (i.e., “Battle of the Champions”) previously ordered by TRV shall be replaced by the TRV approved Season 3 Special “Poker by the Book” (hereinafter referred to as “First Special—Season 3”). TRV and Producer acknowledge and agree that the previously approved Production Budget, Payment Schedule and Production Schedule for the Special “Battle of Champions” as approved in and attached to the Third Amendment shall hereafter apply, without amendment, to the First Special—Season 3 (i.e., “Poker by the Book”).

Except as otherwise herein expressly amended and supplemented, the Agreement is in all other aspects hereby ratified and confirmed. Please acknowledge your acceptance of the foregoing by signing in the space provided below.

Very truly yours,

THE TRAVEL CHANNEL, L.L.C.

		By:	/s/ Daniel W. Russell

Printed Name: Daniel W.Russell
Title: V P Programming
Date: 11-17-04
WPT ENTERPRISES, INC.

By:	/s/ Adam Pliska

Printed Name: Adam Pliska
Title: General Counsel
Date: 11-17-04

Exhibit A

Doyle Brunson Additional Season Episode
Production Schedule

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World Poker Tour

Season III – 2004-2005

Production Schedule

Season III – World Poker Tour Series – Tour Events
Ep. #	Episode	Pre-Prod.	Production	Post Prod.	Rough Cut	Fine Cut	Promo	Masters	REV Airdate
316	Doyle Brunson	09/14/04-10/17/2004	10/17/04-10/24/04	10/24/04-1/18/04	12/22/04	01/17/04	01/17/04	01/19/04	03/30/05

Exhibit B

Doyle Brunson Additional Series Episode
Payment Schedule

One (1) Page to Follow

World Poker Tour
Payment Schedule

C
			B		**
			**		Payment within 14		D
			Payment within 30		days of deliver to		** Payment within
		A	days prior to		and approval by DCI		14 days of delivery
		**	commencement of	B	of the all Program	C	to and approval by	D
	LICENSE	Upon Mutual	scheduled WPT	Delivery	Production	Delivery	DCI of all Final	Delivery
EPISODE	FEE	Execution	Events	Date	Milestone Materials	Date	Program Materials	Date
316 Doyle Brunson/Bellagio	**	**	**	22-Sept-04	**	19-Jan-05	**	2-Feb-05	**

TOTALS	**	**	**		**		**		**

Exhibit C

Doyle Brunson Additional Series Episode
Production Budget

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**